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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 5, 2003


                            MERCER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


                                   WASHINGTON
         (State or other jurisdiction of incorporation or organization)


             000-9409                                   91-6087550
     (Commission File Number)               (I.R.S. Employer Identification No.)


          14900 INTERURBAN AVENUE SOUTH, SUITE 282, SEATTLE, WA 98168
                              (Address of Office)


                                 (206) 674-4639
              (Registrant's telephone number, including area code)


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ITEM  5.     OTHER  EVENTS.

On August 5, 2003, Mercer International Inc. (the "Company"), Greenlight Capital, L.L.C. and Greenlight Capital, Inc. (collectively, "Greenlight") entered into a settlement agreement (the "Settlement Agreement") pursuant to which Greenlight agreed to terminate a proxy solicitation which it had commenced in opposition to the solicitation by the Company in connection with the annual meeting of shareholders of the Company (the "Shareholders") to be held on August 22, 2003 (the "Annual Meeting"). In connection with the Settlement Agreement, the Company and Greenlight agreed, among other things, to the following:

(a) the Company would nominate for election as trustees at the Annual Meeting, Guy W. Adams and a nominee jointly proposed by three other unrelated shareholders (the "Unrelated Shareholders") of the Company (such nominees collectively referred to as the "Consensual Nominees");

(b) the only business to be conducted at the Annual Meeting would be: (i) the election of two trustees to the board of trustees (the "Board") to serve as Class III Trustees; (ii) the ratification of the appointment of the auditors for the Company; (iii) the approval of the 2003 non-qualified incentive stock option plan (the "2003 Option Plan"); and (iv) such other business as may properly come before the Annual Meeting or any adjournment, postponement or rescheduling thereof;

(c) Greenlight will vote all shares of beneficial interest of the Company (the "Shares") owned or controlled by it, totaling 2,517,500 Shares, in favour of: (i) the election of the Consensual Nominees; (ii) the ratification of Deloitte & Touche LLP as independent auditors of the Company; and (iii) the approval of the 2003 Option Plan;

(d) Greenlight will: (i) cease and desist its current solicitation of proxies; (ii) notify the Securities and Exchange Commission (the "Commission") in writing that it will not use its definitive proxy statement now on file with the Commission and not nominate persons for election unless the Settlement Agreement is terminated according to its terms; (iii) not, directly or indirectly, seek to advise or influence any person or entity with respect to the voting of any Shares at the Annual Meeting; and (iv) not otherwise act, alone or in concert with others, to seek to control, influence or comment negatively on the management, Board, business, policy or affairs of the Company prior to the completion of the Annual Meeting;

(e) if at the Annual Meeting the 2003 Option Plan is approved and the Consensual Nominees are elected as trustees, the Company will issue options (the "Replacement Options") to purchase: (i) 100,000 Shares and 225,000 Shares to Guy W. Adams and GWA Investments, LLC ("GWA"), respectively, less an amount equal to any Shares of the Company acquired by Mr. Adams or GWA pursuant to the terms of an agreement between Mr. Adams and Greenlight dated June 20, 2003 (the "Greenlight Adams Agreement"). These options will be exercisable at an exercise price of $4.53 per Share until September 22, 2003 by GWA and June 20, 2004 by Mr. Adams and will be issued under the 2003 Option Plan; and (ii) 50,000 Shares to Saul E. Diamond, less an amount equal to any Shares acquired by Mr. Diamond pursuant to the terms of an agreement between Mr. Diamond and Greenlight dated June 20, 2003 (the "S.D. Agreement"). These options will be exercisable at an exercise price of $4.53 per Share until June 20, 2004 and will be issued under the 2003 Option Plan. If the Shareholders do not approve the 2003 Option Plan at the Annual Meeting, the Company shall promptly issue to Greenlight upon exercise of any of the options previously granted by Greenlight to Guy W. Adams and GWA pursuant to the Greenlight Adams Agreement and to Saul E. Diamond pursuant to the S.D. Agreement, the number of shares of beneficial interest of the Company equal to (i) the number of options exercised multiplied by the difference between the closing market price of the Shares as reported on the NASDAQ Stock Market on the day the options are exercised and $4.53 divided by
(ii)such closing market price.  If the number  of  shares  to  be issued

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results in  Greenlight  receiving  a  fractional  share,  the  number  of shares that Greenlight receives shall be rounded up to the next whole share (with a half share being rounded down);

(f) if the Consensual Nominees are elected as trustees at the Annual Meeting, the Company will within 15 days of the Annual Meeting convene a meeting of the Board at which the nominee proposed by the Unrelated Shareholders will be the sole nominee to be elected by the Board as the "Lead Trustee" of the Board and the Board shall establish the terms of reference for the Lead Trustee which shall include chairing any Board meeting held in the absence of management Trustees and the power to engage such counsel as he feels he may require from time to time with respect to his duties as Lead Trustee on the Board, whose expense will be borne solely by the Company; and

(g) the Company will reimburse Greenlight for its reasonable costs associated with its solicitation and for amounts paid or payable by Greenlight to Guy W. Adams and Saul E. Diamond up to a maximum of $250,000.

The Settlement Agreement provides that if the Unrelated Shareholders have not proposed the unrelated shareholder nominee on or before August 8, 2003, or provided the necessary information relating to such nominee for inclusion in the proxy statement then: (i) the Annual Meeting will be postponed until September 22, 2003 or such earlier date that Greenlight and the Company shall agree upon; (ii) on or before August 22, 2003 Greenlight and the Company will select an independent unrelated nominee for Trustee that is mutually acceptable to the Company and Greenlight (the "Replacement Nominee"); and
(iii) if the parties cannot agree upon the Replacement Nominee by August 22, 2003, either party can, at its sole option, terminate the Settlement Agreement.

In connection with the Settlement Agreement, the Company amended its shareholder protection rights plan dated December 30, 1993 (the "Plan Amendment") to ensure that the Settlement Agreement and transactions provided for therein would not constitute a "Triggering Event" or otherwise result in the separation of the rights under such plan.

The foregoing summaries of the Settlement Agreement and Plan Amendment are qualified in their entirety by reference to the Settlement Agreement and Plan Amendment, copies of which are attached as exhibits hereto and are incorporated herein by reference.


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits.

Exhibit Number      Description
--------------      -----------

    10.1 Settlement Agreement dated as of August 5, 2003 among Mercer International Inc., Greenlight Capital, L.L.C. and Greenlight Capital, Inc.

    10.2 First Amendment dated as of August 5, 2003 to the Rights Agreement dated as of August 20, 1993 between Mercer International Inc. and Computershare Trust Company of Canada.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MERCER  INTERNATIONAL  INC.

                                            /s/  Jimmy  S.H.  Lee
                                            ------------------------
                                            Jimmy  S.H.  Lee
                                            President  and  Chief
                                            Executive  Officer


Date:  August  6,  2003

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                            MERCER INTERNATIONAL INC.

                                    FORM 8-K

                                  EXHIBIT INDEX


EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

     10.1 Settlement Agreement dated as of August 5, 2003 among Mercer International Inc., Greenlight Capital, L.L.C. and Greenlight Capital, Inc.

     10.2 First Amendment dated as of August 5, 2003 to the Rights Agreement dated as of August 20, 1993 between Mercer International Inc. and Computershare Trust Company of Canada.